                                                                   EXHIBIT 10.31

                             FIRST AMENDMENT TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                            EMPLOYEES INVESTMENT PLAN


         Tandy Brands Accessories, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), previously adopted a stock bonus plan designated as the Tandy Brands Accessories, Inc. Employees Investment Plan (the "Plan"), originally effective as of January 1, 1991, amended and restated effective April 1, 1999, and further amended and restated effective July 1, 2000. The Company reserved the right to amend the Plan under Section 15.1 thereof. Accordingly, the Company hereby amends the Plan as follows, effective as of the dates specified below:

         1. Effective September 28, 2001, Article XIII is hereby amended by deleting Section 13.8 "Loans to Participants" in its entirety. The name of
Article XIII shall be revised to read "Distributions and Withdrawals."

         2. Effective September 28, 2001, Article XIV, Section 14.5(c) is hereby amended by restating Section 14.5(c) in its entirety to read as follows:

                  "(c) Prior Plan Employee Contribution Account and Prior Plan Employer Contribution Account: Prior to July 1, 2000, the Prior Plan Employee Contribution Accounts and Prior Plan Employer Contribution Accounts of Participants were invested solely in Company Stock. After July 1, 2000, all Prior Plan Employee Contribution Accounts and Prior Plan Employer Contribution Accounts will remain invested in Company Stock and Participants shall not be able to convert such accounts into any other investment option (such Company Stock fund hereinafter defined as the "Frozen Company Stock Fund")."

         IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its duly authorized representative, this 14th day of August, 2001.


                                    TANDY BRANDS ACCESSORIES, INC.


                                    By: /s/ J.S.B. JENKINS
                                       -----------------------------------------
                                    Name: J.S.B. Jenkins
                                         ---------------------------------------
                                    Title: President - CEO
                                          --------------------------------------

                             SECOND AMENDMENT TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                           EMPLOYEES INVESTMENT PLAN

         Tandy Brands Accessories, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), previously adopted a stock bonus plan designated as the Tandy Brands Accessories, Inc. Employees Investment Plan (the "Plan"), originally effective as of January 1, 1991, amended and restated effective April 1, 1999, and further amended and restated effective July 1, 2000. The Company reserved the right to amend the Plan under Section 15.1 thereof. Accordingly, the Company hereby amends the Plan as follows, effective July 1, 2002 (unless otherwise specified herein):

         1. Article II, Section 2.1(c) is hereby amended by restating Section 2.1(c) in its entirety to read as follows:

                  "(c) Annual Compensation: The total amounts paid by an Employer to an Employee as remuneration for personal services rendered during each Plan Year, as reported on the Employee's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), together with any amounts not includable in the gross income of the Employee pursuant to Sections 125, 132(f)(4), 457 or 402(g)(3) of the Code, but Annual Compensation shall not include (i) any Company contributions made under the Tandy Brands Accessories Stock Purchase Program which are used to purchase stock for a participating Employee and are included in such Form W-2 as referred to above and
         (ii) any amounts realized from the exercise of a non-qualified stock option or from a disqualifying disposition of a stock option qualified under Section 423 of the Code, if any. Effective for Plan Years beginning on or after January 1, 2002, Annual Compensation shall not exceed $200,000, as adjusted by the Secretary of the Treasury for increases in the cost of living at the time and in the manner set forth in Section 415(d) of the Code. On or after July 1, 1997, the family aggregation rules required by Section 414(q)(6) of the Code shall not apply."

         2. Article IV, Section 4.1 is hereby amended by restating Section 4.1 in its entirety to read as follows:

                  "4.1 Salary Reduction Contributions: Each Participant may elect to have contributed on his behalf to the Trust Fund, on a pre-tax basis, any whole percentage of his Annual Compensation which is not less than one percent (1%) and which does not exceed ten percent (10%); provided, however, that such amount may not exceed the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year of the Participant, except to the extent permitted under
         Section 414(v) of the Code, if applicable. Salary Reduction Contributions shall be elected pursuant to a payroll withholding agreement, in accordance with Section 5.3 hereof. In the event that a payroll withholding agreement is not received for a Participant, a payroll withholding agreement is deemed to have been made and such Participant will be treated as if he elected one percent (1%) of his Annual Compensation to be contributed to the Trust Fund on his behalf as Salary Reduction Contributions. Salary Reduction Contributions are at all times one hundred percent (100%) vested and nonforfeitable. Salary Reduction Contributions made on behalf of a Participant shall be added to the Trust Fund as soon as practicable after deduction from a Participant's paycheck, and shall be credited to the Salary Reduction Contribution Account of the Participant in accordance with Section 6.1."

         3. Article IV, Section 4.4 is hereby amended by restating Section 4.4 in its entirety to read as follows:

                  "4.4 Dollar Limitation of Section 402(g) of the Code: If a Participant's Salary Reduction Contributions hereunder should exceed the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year of the Participant (other than to the extent permitted under Section 414(v) of the Code), the excess (with earnings thereon) shall be distributed to the Participant. If the Participant also participates in another elective deferral program (within the meaning of Section 402(g)(3) of the Code) and if, when aggregating his elective deferrals under all such programs, an excess of deferral contributions arises under the dollar limitation in Section 402(g) of the Code with respect to such Participant, the Participant shall, no later than March 1st following the close of the Participant's taxable year, notify the Committee as to the portion of such excess deferrals to be allocated to this Plan and such excess so allocated to this Plan (with earnings thereon) shall be distributed to the Participant. In the event there is a loss allocable to an excess deferral, any distribution to a Participant as required by this Section 4.4 shall be no greater than the lesser of: (a) the value of the Participant's Salary Reduction Contribution Account or (b) the Participant's excess deferrals for the Plan Year. Any distribution under this Section shall be made to the Participant no later than the April 15th immediately following the close of the Participant's taxable year for which such excess deferrals were made."

         4. Article IV, Section 4.5 is hereby amended by restating Section 4.5 in its entirety to read as follows:

                  "4.5 Deferral Percentage Test: Each Plan Year, the Committee shall determine:

                           (a) The "deferral percentage" for each Employee who
                  is then eligible for Salary Reduction Contributions, which, in the case of a Highly Compensated Employee, shall be the ratio of the amount of such Highly Compensated Employee's Salary Reduction Contributions for such Plan Year to the Highly Compensated Employee's compensation (as defined in Section 2.1(v) hereof) for such Plan Year, and, which in the case of an Employee who is not a Highly Compensated Employee, shall be the ratio of the amount of such Employee's Salary Reduction Contributions for such Plan Year to such Employee's compensation (as defined in Section 2.1(v) hereof) for such Plan Year;

                           (b) The "highly compensated deferral percentage,"
                  which shall be the average of the "deferral percentages" for all Highly Compensated Employees then eligible for Salary Reduction Contributions; and

                           (c) The "nonhighly compensated deferral percentage,"
                  which shall be the average of the "deferral percentages" for all Employees then eligible for Salary Reduction Contributions who were not included in the "highly compensated deferral percentage," in (b) above.

         In no event shall the "highly compensated deferral percentage" exceed the greater of: (i) a deferral percentage equal to one and one-fourth (1-1/4) times the "nonhighly compensated deferral percentage" or (ii) a deferral percentage equal to two (2) times the "nonhighly compensated deferral percentage," but not more than two (2) percentage points greater than the "nonhighly compensated deferral percentage. If the above deferral percentage test would otherwise be violated as of the end of the Plan Year, then, subject to satisfaction of the conditions described in Section 1.40l(k)-l(b)(5) of the Treasury Regulations, the "deferral percentage," as defined in (a) above, shall instead be the ratio of the sum of the Employee's Salary Reduction Contributions, Qualified Nonelective Contributions, if any, and, to the extent necessary to satisfy the deferral percentage test, Company Matching Contributions for the applicable Plan Year to the Employee's compensation (as defined in Section 2.1(v) hereof) for the applicable Plan Year. Any Company Matching Contributions so utilized to satisfy the deferral percentage test shall at all times be one hundred percent (100%) vested and nonforfeitable and shall be excluded from consideration for purposes of the contribution percentage test described in Section 4.6. If, after consideration of Qualified Nonelective Contributions, if any, and applicable Company Matching Contributions, as described above, the deferral percentage test would still be violated as of the end of the Plan Year, then notwithstanding any other provision hereof, every Salary Reduction Contribution included in the "highly compensated deferral percentage" for a Participant whose deferral percentage is greater than the permitted maximum shall be revoked to the extent necessary to comply with such deferral percentage test and the amount of such Salary Reduction Contribution, to the extent revoked, shall constitute an "excess contribution" to be distributed to such Participant (with earnings thereon) no later than the last day of the Plan Year following the Plan Year for which such contribution was made. Excess contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions which are taken into account in calculating the deferral percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all excess contributions have been allocated. For purposes of the preceding sentence, the "largest" amount is determined after distribution of any amounts distributed hereunder pursuant to Section 4.4 hereof. In the event there is a loss allocable to an excess contribution, any distribution to a Participant as required by this Section shall be no greater than the lesser of: (1) the value of the Participant's Salary Reduction Contribution Account or (2) the Participant's excess contribution for the Plan Year during which such excess contribution was made.

         If a Highly Compensated Employee participates in two (2) or more plans maintained by an Employer or any Affiliate that are subject to the deferral percentage test, then such Employee's deferral percentage shall be determined by aggregating his participation in all such plans. In addition, if an Employer maintains two (2) or more plans subject to the deferral percentage test and such plans are treated as a single plan for purposes of the requirements for qualified plans under either Section 410(b) or 401(a)(4) of the Code, then such plans are treated as a single plan for purposes of the deferral percentage test."

         5. Article IV, Section 4.6 is hereby amended by restating Section 4.6 in its entirety to read as follows:

                  "4.6 Contribution Percentage Test: Each Plan Year, the Committee shall determine:

                           (a) The "contribution percentage," for each Employee
                  who is then eligible to receive Company Matching Contributions, which, in the case of a Highly Compensated Employee, shall be the ratio of the sum of such Employee's Company Matching Contributions for such Plan Year to the Highly Compensated Employee's compensation (as defined in
                  Section 2.1(v) hereof) for such Plan Year, and, which in the case of an Employee who is not a Highly Compensated Employee, shall be the ratio of the amount of such Employee's Company Matching Contributions for such Plan Year to such Employee's compensation (as defined in Section 2.1(v) hereof) for such Plan Year.

                           (b) The "highly compensated contribution percentage,"
                  which shall be the average of the "contribution percentages" for all eligible Highly Compensated Employees; and

                           (c) The "nonhighly compensated contribution
                  percentage," which shall be the average of the "contribution percentages" for all Employees then eligible who were not included in the "highly compensated contribution percentage" in (b) above.

                           In no event shall the "highly compensated deferral
                  percentage" exceed the greater of: (i) a deferral percentage equal to one and one-fourth (1-1/4) times the "nonhighly compensated deferral percentage" or (ii) a deferral percentage equal to two (2) times the "nonhighly compensated deferral percentage," but not more than two (2) percentage points greater than the "nonhighly compensated deferral percentage." If the above contribution percentage test would otherwise be violated as of the end of the Plan Year, then, subject to satisfaction of the conditions described in Section l.401(m)-l(b)(5) of the Treasury Regulations, the "contribution percentage," as defined in (a) above, shall instead be the ratio of the sum of the Employee's Company Matching Contributions and, to the extent necessary to satisfy the contribution percentage test, Salary Reduction Contributions and Qualified Nonelective Contributions, if any, for the applicable Plan Year to the Employee's compensation (as defined in Section 2.1(v) hereof) for the applicable Plan Year. Any Salary Reduction Contributions or Qualified Nonelective Contributions so utilized to satisfy the contribution percentage test shall be excluded from consideration for purposes of the deferral percentage test described in Section 4.5. If, after consideration of applicable Salary Reduction Contributions and Qualified Nonelective Contributions, if any, as described above, the contribution percentage test would still be violated as of the end of the Plan Year, then notwithstanding any other provision hereof, every Company Matching Contribution included in the "highly compensated contribution percentage" for a Participant whose contribution percentage is greater than the permitted maximum shall automatically be revoked to the extent necessary to comply with such contribution percentage test and the amount of such contribution, to the extent revoked, shall constitute an "excess aggregate contribution" to be distributed to such Participant (with earnings thereon) or forfeited, if applicable, no later than the last day of the Plan Year following the Plan Year for which such contribution was made. Excess aggregate contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the contribution percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all excess aggregate contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after first determining required distributions under Section 4.4 hereof, and then determining excess contributions under
                  Section 4.5. In the event there is a loss allocable to an excess aggregate contribution, any distribution to a Participant as required by this Section shall be no greater than the lesser of: (1) the value of the Participant's Company Matching Contribution Account or (2) the Participant's excess aggregate contribution for the Plan Year.

                           If a Highly Compensated Employee participates in two
                  (2) or more plans maintained by an Employer or any Affiliate that are subject to the contribution percentage test, then such Employee's contribution percentage shall be determined by aggregating his participation in all such plans. In addition, if an Employer maintains two (2) or more plans subject to the contribution percentage test and such plans are treated as a single plan for purposes of the requirements for qualified plans under either Section 410(b) or 401 (a)(4) of the Code, then such plans are treated as a single plan for purposes of the contribution percentage test."

         6. Article IV, Section 4.7 is hereby amended by restating Section 4.7 in its entirety to read as follows:

                  "4.7 Rollover Contributions: Any Participant who is entitled to receive an eligible rollover distribution (as defined in Section 401(a)(31)(D) of the Code) from:

                           (a) a qualified plan described in Section 401(a) or
                  403(a) of the Code, excluding after-tax employee contributions;

                           (b) an annuity contract described in Section 403(b)
                  of the Code, excluding after-tax employee contributions; or

                           (c) an eligible plan under Section 457(b) of the Code
                  which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state;

                  may, in accordance with procedures approved by the Committee, elect to transfer directly to the Trustee, as a trustee-to-trustee transfer, in cash only, an amount equal to all or a portion of such distribution; provided that the maximum amount of such transfer shall be the fair market value of that portion of the distribution which would be includable in gross income if not so transferred (determined without regard to Section 402(c) of the Code). Any Participant who has had distributed to him an amount which qualifies as an eligible rollover distribution (as defined in Section 402(c)(4) of the Code) from one of the eligible retirement plans listed in paragraph (a), (b) or (c) above, may, in accordance with procedures approved by the Committee, contribute cash only to the Trust Fund in an amount equal to all or any portion of such distribution, provided the following conditions are met:

                                    (i) The contribution occurs on or before the
                           60th day following his receipt of such distribution or, if such distribution has previously been deposited in an individual retirement account (as defined in Section 408 of the Code), the contribution occurs on or before the 60th day following his receipt of such distribution from the individual retirement account: and

                                    (ii) If the amount contributed has not
                           previously been deposited in an individual retirement account, the maximum amount of such contribution shall be the fair market value of that portion of the distribution which would be includable in gross income if not so contributed.

                           The Committee shall develop such procedures, and may
                  require such information from a Participant desiring to make such a contribution or direct transfer, as it deems necessary or desirable to determine that the proposed contribution or transfer will meet the requirements of this Section 4.7. Upon approval by the Committee, the amount contributed or transferred shall be deposited in the Trust and shall be credited, as of the Valuation Date next following such contribution or transfer, to a Rollover Contribution Account for the Participant.

                           An Employee in an eligible class to participate in
                  the Plan, whether or not he has satisfied the eligibility conditions of the Plan, as set forth in Section 3.1 hereof, may make a Rollover Contribution to the Trust Fund to the same extent and in the same manner as a Participant. If such Employee makes a Rollover Contribution to the Trust Fund prior to satisfying the Plan's eligibility conditions, the Committee and Trustee shall treat the Employee as a Participant for all purposes of the Plan except for purposes of sharing in contributions until he actually becomes a Participant. If the Employee terminates employment prior to becoming a Participant, the Trustee will distribute his Rollover Contribution Account to him in accordance with the provisions of Article XIII hereof, as if such Employee were a Participant of the Plan.

                           Each Participant's or Employee's Rollover
                  Contribution Account shall be 100% vested and nonforfeitable at all times, and shall share in asset adjustments pursuant to
                  Section 5.2 herein, but shall not share in contributions. Upon termination of employment, the total amount of a Participant's Rollover Contribution Account shall be distributed in accordance with Article XIII hereof."

         7. Article VI, Section 6.6(c) is hereby amended by restating Section 6.6(c) in its entirety to read as follows:

                  "(c) Maximum Permissible DC Amount: The Maximum Permissible DC Amount for a given Limitation Year is equal to the lesser of (i) one hundred percent (100%) of compensation for the Limitation Year (as defined in Section 2.1(v) hereof) applicable to such Limitation Year or (ii) $40,000, as adjusted for increases in the cost of living under
         Section 415(d) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the $40,000 referred to in the previous sentence is multiplied by a fraction, the numerator of which is equal to the number of months in the short Limitation Year and the denominator of which is 12.

         8. Article XIII, Section 13.6 is hereby amended by restating Section
13.6 in its entirety to read as follows:

                  "13.6 Direct Rollover of Eligible Rollover Distributions: An individual who is entitled to a benefit hereunder, the distribution of which would qualify as an eligible rollover distribution (as defined in Section 401(a)(31)(D) of the Code) may, in lieu of receiving any payment or payments from the Plan, direct the Trustee to transfer all of such payment or payments directly to the trustee of an eligible retirement plan (as defined in Section 401(a)(31)(E) of the Code). Such election must be made on a form provided by the Committee for that purpose and received by the Committee no later than the date established by the Committee preceding the date on which the distribution is to occur. An election which is made hereunder with respect to one payment in a series of periodic payments shall apply to all subsequent payments in that series, unless the distributee revokes such election. Any election made pursuant to this Section 13.6 may be revoked at any time prior to the date established by the Committee preceding the date on which the distribution is to occur. If an individual who is so entitled has not elected a direct rollover within the time and in the manner set forth above, such distributee shall be deemed to have affirmatively waived a direct rollover. A distributee who wishes to elect a direct rollover shall provide to the Committee, within the time and in the manner prescribed by the Committee, such information as the Committee shall reasonably request regarding the eligible retirement plan to which the payment or payments are to be transferred. The Committee shall be entitled to rely on the information so provided, and shall not be required to independently verify such information. The Committee shall be entitled to delay the transfer of any payment or payments pursuant to this Section 13.6 until it has received all of the information which it has requested in accordance with this Section 13.6. The provisions of this Section 13.6 shall not apply to any distribution in an amount which the Committee reasonably anticipates to total less than $200 during a calendar year."

         9. Article XIII, Section 13.7 is hereby amended by restating Section
13.7 in its entirety to read as follows:

                  13.7 Financial Hardship Withdrawals: A Participant may, upon the approval of the Committee, withdraw any portion of his Individual Account, other than amounts attributable to income on such Participant's Salary Reduction Contributions, on account of financial hardship. A Participant who wishes to request a hardship withdrawal shall file with the Committee a written request for withdrawal, on a form provided by the Committee. The Committee shall adopt uniform and nondiscriminatory rules regarding the granting of such requests and shall evaluate hardship requests made under this
         Section 13.7. Financial hardship means an immediate and heavy financial need of the Participant for which funds are not reasonably available from other resources of the Participant. If approved by the Committee, any withdrawal for financial hardship may not exceed the amount required to meet the immediate financial need created by the hardship. Furthermore, the Committee shall not approve the request of any Participant for a hardship withdrawal, unless the Participant has theretofore made all withdrawals, other than hardship withdrawals, and has theretofore obtained all loans permitted under all plans maintained by the Employer. The determination of whether a Participant suffers sufficient hardship to justify the granting of his written request and of the amount permitted to be withdrawn under this Section 13.7 shall be made in the sole and absolute discretion of the Committee after a full review of the Participant's written request and evidence presented by the Participant showing financial hardship.

                  A distribution will be treated as necessary to satisfy a financial hardship if the Committee relies upon the Participant's written representation, unless the Committee has actual knowledge to the contrary, that the hardship cannot reasonably be relieved:

                           (a) through reimbursement or compensation by
                  insurance or otherwise:

                           (b) by liquidation of the Participant's assets;

                           (c) by cessation of Salary Reduction Contributions
                  under the Plan; or

                           (d) by other distributions or nontaxable (determined
                  at the time of the loan) loans from plans maintained by the Employer, or any other employer of such Participant, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the financial hardship.

                           Upon a Participant's receipt of a withdrawal for
                  financial hardship, such Participant shall be prohibited from making Salary Reduction Contributions for a period of six (6) months, beginning on the date on which the hardship withdrawal is made. A Participant may elect to resume Salary Reduction Contributions as of the first payroll period commencing on or after the Entry Date next following the last day of such six
                  (6) month period by executing a new payroll withholding agreement within the time period prior to such date established by the Committee.

                           Expenses which may warrant approval of a
                  Participant's request for a hardship withdrawal include:

                                    (i) Expenses for medical care described in
                           Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for these persons to obtain such medical care;

                                    (ii) Costs (excluding mortgage payments)
                           directly related to the purchase of a principal residence of the Participant;

                                    (iii) Payment of tuition and related
                           educational fees for the next twelve (12) months of post-secondary education for the Participant, his or her spouse, children or dependents, as defined above; or

                                    (iv) Payments necessary to prevent the
                           eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence."

         10. Article XIII, Section 13.8 is hereby amended by restating Section
13.8. in its entirety to read as follows:

                  "13.8 Loans to Participants: Subject to such rules and regulations as may from time to time be promulgated by the Committee, the Committee, upon application of a Participant, may, in its sole and absolute discretion, direct the Trustee to make a loan or loans to such Participant from his Rollover Contribution Account, and upon depletion of the hinds in his Rollover Contribution Account, from his Salary Reduction Contribution Account, and upon depletion of the funds in his Salary Reduction Contribution Account, from his Company Matching Contribution Account, and upon depletion of the funds in his Company Matching Contribution Account, from his Prior Plan Employer Contribution Account, and upon depletion of the funds in his Prior Plan Employer Contribution Account, from his Prior Plan Employee Contribution Account, upon such terms as the Committee deems appropriate, and subject to the following requirements.

                  A loan will be made to a Participant solely to relieve a financial hardship as described in Section 13.7, subject to the discretion of the Committee. The maximum amount which may be loaned is the lesser of: (a) $50,000.00, reduced as provided below, or (b) one-half of the value of the vested portion of the Participant's Individual Account as of the Valuation Date next preceding the date on which the Committee receives the Participant's loan application. The $50,000.00 limitation shall be reduced by the excess (if any) of:

                  (i) the highest outstanding balance of loans from the Plan to the Participant during the one-year period ending on the day before the date on which such loan was made, over

                  (ii) the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made.

                  In determining the maximum amount allowed hereunder as a loan, all loans to a Participant from all plans of the Employer and any Affiliate are to be aggregated.

                  The minimum amount which may be loaned is One Thousand Dollars ($1,000.00), and no more than one loan may be outstanding at any time. Loans shall be granted by the Committee in a uniform and nondiscriminatory manner. Each loan shall bear a reasonable rate of interest and be adequately secured, and shall by its terms require repayment in no later than five years unless such loan is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

                  All loans shall be repaid pursuant to a payroll deduction procedure established by the Employer unless the Participant is on an authorized leave of absence, in which case payment shall be made to the principal office of the Employer by check. All loans to Participants granted under this provision are to be considered a directed investment of such Participant. The loan shall remain an asset of the Trust, but to the extent of the outstanding balance of any such loan at any time, the Individual Account of the Participant to whom such loan is made alone shall share in any interest paid on such loan and alone shall bear any expenses or loss incurred in connection with such loan. Loans shall be made pro rata from each investment fund with respect to which a Participant's Individual Account is invested at the time of the loan and shall be repaid pro rata to each investment fund with respect to which the Participant's Individual Account was invested at the time of the loan.

                  Each loan applicant shall receive a clear statement of the charges involved in each loan transaction. This statement shall include the dollar amount and annual interest rate of the finance charge. No distribution shall be made to any Participant or former Participant, or to a Beneficiary or beneficiaries, or the estate of a Participant unless and until (1) the amount to be distributed has been offset by all unpaid loans to the Participant from the Plan, together with interest, or (2) all unpaid loans to the Participant from the Plan, together with interest, have been paid in full. Notwithstanding the foregoing, no portion of an unpaid loan balance may be treated as a reduction of a Participant's Individual Account until such time as such reduction, if treated as a distribution, will not breach the special distribution restrictions of Section 401(k)(2)(B) of the Code."

         11. Article XIV, Section 14.5(c) is hereby amended by restating Section 14.5(c) in its entirety to read as follows:

                  "(c) Prior Plan Employee Contribution Account and Prior Plan Employer Contribution Account: Prior to July 1, 2000, the Prior Plan Employee Contribution Accounts and Prior Plan Employer Contribution Accounts of Participants were invested solely in Company Stock. After July 1, 2000, all Prior Plan Employee Contribution Accounts and Prior Plan Employer Contribution Accounts will remain invested in Company Stock and Participants shall not be able to convert such accounts into any other investment option (such Company Stock fund hereinafter defined as the "Frozen Company Stock Fund"). Notwithstanding the foregoing, on or after the date when a Participant has reached age sixty (60), he may elect to direct the investment of all or a portion of his Prior Plan Employee Contribution Account and Prior Plan Employer Contribution Account from the frozen Company Stock Fund into the other investment options designated by the Committee for investment in accordance with this Section 14.5."

         12. Article XVII, Section 17.1(a) is hereby amended by restating
Section 17.1(a) in its entirety to read as follows:

                  "(a) "Key Employee" shall mean any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having Compensation greater than $130,000 (as adjusted under Section 416(i)(l) of the Code), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder."

         13. Article XVII is amended by adding the following new Section 17.5 to the end thereof:

                  "17.5 Top Heavy Determination For Plan Years Beginning January 1, 2002:

                  Notwithstanding anything in the Plan to the contrary, this
                  Section 17.5 shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and for determining whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years.

                           (a) This subsection (a) shall apply for purposes of
                  determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

                                    (i) Distributions During Year Ending on the
                           Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under

                           Section 4l6(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                                    (ii) Employees not Performing Services
                           During Year Ending on the Determination Date. The accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

                           (b) Minimum Contribution. Company Matching
                  Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of
                  Section 416(c)(2) of the Code and the Plan. Company Matching Contributions that are used to satisfy the minimum contribution requirements may nevertheless be treated as Company Matching Contributions for purposes of the contribution percentage test in Section 4.6 and other requirements of Section 401(m) of the Code."

         IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its duly authorized representative, this 4th day of June, 2002.


                                    TANDY BRANDS ACCESSORIES, INC.


                                    By: /s/ STAN NINEMIRE
                                       -----------------------------------------
                                    Name: Stan Ninemire
                                         ---------------------------------------
                                    Title: CFO, SVP
                                          --------------------------------------

                             AMENDMENT THREE TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                            EMPLOYEES INVESTMENT PLAN


         WHEREAS, Tandy Brands Accessories, Inc. (the "Company") previously established the Tandy Brands Accessories, Inc. Employees Investment Plan (the "Plan") effective as of January 1, 1991; and

         WHEREAS, the Plan provides at Section 15.1 that the Company reserves the right to amend the Plan; and

         WHEREAS, the Plan has been amended from time to time since its establishment; and

         WHEREAS, the Company wishes to amend the Plan to change the Plan Year from a fiscal year to the calendar year.

         NOW THEREFORE, the Plan is hereby amended effective July 1, 2003, as follows:

         1. Section 2.1(ff) is hereby amended by replacing it in its entirety with the following paragraphs:

            (ff) Plan Year: The twelve (12) month period beginning January 1st and ending December 31st, both dates inclusive of each year. If any Plan Year consists of less than twelve (12) consecutive months (hereinafter referred to as the "Short Plan Year"), the following rule shall apply:

                        (i) Where Hours of Service and Years of Service are
            relevant for vesting purposes under this Plan, an Employee shall receive credit for one (1) Year of Service for the Short Plan Year, if the Employee completes 1,000 Hours of Service in the twelve (12) consecutive-month period beginning on the first day of the Short Plan Year (the "Short Year Computation Period") and shall receive credit for another Year of Service for the Plan Year in which such Short Year Computation Period ends (the "Succeeding Computation Period") if the Employee completes 1,000 Hours of Service in the Succeeding Computation Period. Hours of Service completed during the period between the end of the Short Plan Year and the end of the Short Year Computation Period shall be credited to both the Short Year Computation Period and to the Succeeding Computation Period.

            There will be a short Plan Year for the period July 1, 2003 through December 31, 2003.

         2. Section 6.6(b)(iii) is hereby amended by replacing it in its entirety with the following paragraph:

            (iii)    Limitation Year:  The Limitation Year shall be the Plan
                     Year.

         IN WITNESS WHEREOF, this Amendment has been executed this 10th day of June, 2003.

                                  TANDY BRANDS ACCESSORIES, INC.



                                  By:  /s/ Stanley T. Ninemire
                                       ----------------------------------------
                                       Name:  Stanley T. Ninemire
                                       Title:  Executive Vice President